SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

                        February 14, 2001
                (date of earliest event reported)

           WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
           formerly PNC MORTGAGE SECURITIES CORP.
            as Depositor and Master Servicer under a
                 Pooling and Servicing Agreement
                   dated as of January 1, 2001
                  providing for the issuance of

                          $698,847,271

               MORTGAGE PASS-THROUGH CERTIFICATES
                          SERIES 2001-1

          Delaware           333-72879       94-2528990

          (State or other    Commission      (IRS Employer
          jurisdiction of    File Number      Identification
          Incorporation)                      Number)

                     75 NORTH FAIRWAY DRIVE
                  VERNON HILLS, ILLINOIS 60061

            (Address of principal executive offices)

       Registrant's telephone number, including area code:

                         (847) 549-6500

Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3.   Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not applicable.

Item 5. Other Events. On February 1, 2001, PNC Mortgage Securities Corp. changed its name to "Washington Mutual Mortgage
          Securities Corp."

Item 6.   Resignation of Registrant's Directors. Not applicable.

Item 7.   Financial Statements and Exhibits.

          The following exhibit is furnished herewith:

                    7.1  Pooling and Servicing Agreement between
               PNC Mortgage Securities Corp., Depositor and Master Servicer, and State Street Bank and Trust Company,
               Trustee, dated as of January 1, 2001.

Item 8.   Change in Fiscal Year. Not applicable.

Item  9.    Sales of Equity Securities Pursuant to Regulation  S.
Not applicable.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 14, 2001.

                         WASHINGTON MUTUAL MORTGAGE
                         SECURITIES CORP., formerly PNC MORTGAGE
                         SECURITIES CORP.
                         (Registrant)

                         By:
                             /s/Thomas G. Lehmann
                             ------------------------
                              Thomas G. Lehmann
                              Vice President and
                              General Counsel
                              (Authorized Officer)